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                                                                   Exhibit 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in or included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-36819, No. 333-41355, No. 333-41357 and No. 333-67737.

                                              /s/ Arthur Andersen LLP

Vienna, Virginia
March 30, 2001